UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASH SERIES C FUND

FORM NQ

JANUARY 31, 2014

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 88.7%
CONSUMER DISCRETIONARY - 6.5%
Automobiles - 2.2%
Ford Motor Co., Senior Notes	4.750%	1/15/43	$540,000	$504,664
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,430,000	1,806,540
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	390,000	445,312
Hyundai Capital America, Senior Notes	2.125%	10/2/17	30,000	30,094	(a)

Total Automobiles				2,786,610

Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	60,000	58,328

Media - 4.3%
Time Warner Cable Inc., Debentures	7.300%	7/1/38	230,000	239,124
Time Warner Inc., Senior Debentures	7.700%	5/1/32	2,240,000	2,974,377
Time Warner Inc., Senior Notes	6.250%	3/29/41	240,000	276,837
Viacom Inc., Senior Notes	4.250%	9/1/23	1,840,000	1,885,490

Total Media				5,375,828

TOTAL CONSUMER DISCRETIONARY				8,220,766

CONSUMER STAPLES - 11.2%
Beverages - 4.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	130,000	150,823
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	480,000	453,911
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	220,000	248,745
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	750,000	731,822
PepsiCo Inc., Senior Notes	4.000%	3/5/42	1,460,000	1,333,557
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,000,000	1,130,013	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	190,000	197,198	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	800,000	856,188	(a)

Total Beverages				5,102,257

Food & Staples Retailing - 0.0%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	20,592	22,970	(a)

Food Products - 3.1%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	272,000	311,300
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	700,000	701,951
Mondelez International Inc., Senior Notes	5.375%	2/10/20	248,000	283,833
Mondelez International Inc., Senior Notes	4.000%	2/1/24	1,310,000	1,328,944
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	240,000	242,187	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	790,000	797,708	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	280,000	284,426	(a)

Total Food Products				3,950,349

Tobacco - 4.0%
Altria Group Inc., Senior Notes	9.700%	11/10/18	750,000	1,000,559
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,090,000	1,450,727
Altria Group Inc., Senior Notes	4.750%	5/5/21	370,000	404,556
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	340,000	423,870
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	730,000	717,935
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	250,000	232,709
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	130,000	126,373
Reynolds American Inc., Senior Notes	6.750%	6/15/17	300,000	348,157
Reynolds American Inc., Senior Notes	3.250%	11/1/22	410,000	387,181

Total Tobacco				5,092,067

TOTAL CONSUMER STAPLES				14,167,643

ENERGY - 12.6%
Energy Equipment & Services - 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	310,000	384,723
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	90,000	98,832

Total Energy Equipment & Services				483,555

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - 12.2%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	$600,000	$759,836
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,300,000	1,288,264
ConocoPhillips, Notes	6.500%	2/1/39	280,000	363,058
Hess Corp., Notes	8.125%	2/15/19	170,000	213,435
Hess Corp., Notes	7.875%	10/1/29	170,000	225,030
Kerr-McGee Corp., Notes	6.950%	7/1/24	630,000	759,966
Noble Energy Inc., Senior Notes	4.150%	12/15/21	130,000	136,757
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	1,050,000	990,073
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,370,116
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	2,270,000	2,022,935
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	450,000	463,500
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,500,000	3,473,312
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	2,994,000	2,714,806
Shell International Finance BV, Senior Notes	4.375%	3/25/20	20,000	22,264
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	490,000	501,120	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	115,000	136,095

Total Oil, Gas & Consumable Fuels				15,440,567

TOTAL ENERGY				15,924,122

FINANCIALS - 27.4%
Capital Markets - 3.0%
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	1,000,000	1,008,439
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	200,000	219,666
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,260,000	1,404,320
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	3/17/14	320,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	0	(b)(c)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	180,000	0	(b)(c)(e)(f)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	120,000	138,951
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	400,000	468,664
Morgan Stanley, Senior Notes	4.750%	3/22/17	10,000	10,950
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	110,000	120,528
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	400,000	430,307

Total Capital Markets				3,801,825

Commercial Banks - 10.7%
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,570,000	1,648,362
BNP Paribas SA, Senior Notes	2.375%	9/14/17	570,000	583,501
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	345,000	454,538	(a)(d)(g)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	900,000	883,553
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	1,520,000	1,542,004
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	270,000	306,450	(a)(d)(g)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,363,398	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	800,000	816,388
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	114,626	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	550,000	582,541	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	220,000	225,105
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,210,000	2,266,412
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/17/14	880,000	827,200	(d)(g)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000	110,226
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	610,000	584,761
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	720,000	741,217
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	490,000	486,935

Total Commercial Banks				13,537,217

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - 1.4%
American Express Co., Subordinated Debentures	6.800%	9/1/66	$440,000	$475,200	(g)
SLM Corp., Senior Notes	3.875%	9/10/15	1,260,000	1,304,100

Total Consumer Finance				1,779,300

Diversified Financial Services - 9.2%
Bank of America Corp., Senior Notes	3.875%	3/22/17	100,000	107,282
Bank of America Corp., Senior Notes	5.750%	12/1/17	200,000	227,973
Bank of America Corp., Senior Notes	2.600%	1/15/19	1,700,000	1,711,664
Bank of America Corp., Senior Notes	7.625%	6/1/19	400,000	495,874
Bank of America Corp., Senior Notes	5.000%	1/21/44	2,510,000	2,537,663
Citigroup Inc., Senior Notes	6.000%	8/15/17	200,000	228,695
Citigroup Inc., Senior Notes	8.500%	5/22/19	80,000	103,067
Citigroup Inc., Senior Notes	4.500%	1/14/22	850,000	902,974
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	320,000	328,405
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,110,000	1,172,313
General Electric Capital Corp., Notes	5.300%	2/11/21	140,000	157,776
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	544,375	(g)
ING U.S. Inc., Senior Notes	2.900%	2/15/18	1,840,000	1,899,322
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	10,000	11,444
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	1,320,000	1,242,025

Total Diversified Financial Services				11,670,852

Insurance - 1.6%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	1,500,000	1,728,805
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	190,000	244,675	(a)

Total Insurance				1,973,480

Thrifts & Mortgage Finance - 1.5%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	505,000	558,448
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	1,280,000	1,328,640

Total Thrifts & Mortgage Finance				1,887,088

TOTAL FINANCIALS				34,649,762

HEALTH CARE - 7.9%
Health Care Equipment & Supplies - 1.0%
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,280,000	1,281,271

Health Care Providers & Services - 3.2%
Express Scripts Holding Co., Senior Notes	4.750%	11/15/21	500,000	543,603
Humana Inc., Senior Notes	3.150%	12/1/22	210,000	199,225
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	1,032,000	1,095,296
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	670,000	656,192
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	190,000	192,452
WellPoint Inc., Senior Notes	1.250%	9/10/15	30,000	30,278
WellPoint Inc., Senior Notes	3.125%	5/15/22	1,410,000	1,353,494

Total Health Care Providers & Services				4,070,540

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	300,000	305,136

Pharmaceuticals - 3.4%
AbbVie Inc., Senior Notes	1.750%	11/6/17	1,470,000	1,478,241
AbbVie Inc., Senior Notes	2.900%	11/6/22	900,000	863,458
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	300,000	292,195
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	330,000	315,956	(a)
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	760,000	769,564	(a)
Wyeth, Notes	5.950%	4/1/37	345,000	417,088
Zoetis Inc., Senior Notes	3.250%	2/1/23	200,000	192,417

Total Pharmaceuticals				4,328,919

TOTAL HEALTH CARE				9,985,866

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INDUSTRIALS - 1.7%
Commercial Services & Supplies - 0.2%
Waste Management Inc., Senior Notes	7.375%	5/15/29	$200,000	$253,011

Electrical Equipment - 1.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	600,000	600,317
Eaton Corp., Senior Notes	2.750%	11/2/22	1,120,000	1,066,067

Total Electrical Equipment				1,666,384

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	4.500%	6/1/42	230,000	232,605

TOTAL INDUSTRIALS				2,152,000

MATERIALS - 14.1%
Chemicals - 1.4%
Ecolab Inc., Senior Notes	4.350%	12/8/21	60,000	64,145
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	1,200,000	1,345,144
PPG Industries Inc., Senior Notes	6.650%	3/15/18	230,000	270,889

Total Chemicals				1,680,178

Containers & Packaging - 1.3%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,200,000	1,289,960
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	370,000	375,837

Total Containers & Packaging				1,665,797

Metals & Mining - 11.4%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	1,440,000	1,331,775
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	940,000	928,330
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,250,000	1,274,845
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	830,000	860,202
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	40,000	37,764
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	350,000	351,134
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	650,000	642,431
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.875%	3/15/23	600,000	575,638
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	550,000	722,637
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	200,000	211,129
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,880,000	1,522,826
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	935,539
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,881,000	2,793,985
Xstrata Canada Financial Corp., Senior Notes	4.950%	11/15/21	590,000	608,264	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	740,000	748,948	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	880,000	891,677	(a)

Total Metals & Mining				14,437,124

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	10,000	9,890

TOTAL MATERIALS				17,792,989

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.2%
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	220,000	237,944

Wireless Telecommunication Services - 0.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	227,000
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	382,657
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	388,000	360,456

Total Wireless Telecommunication Services				970,113

TOTAL TELECOMMUNICATION SERVICES				1,208,057

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
UTILITIES - 6.4%
Electric Utilities - 6.4%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	$210,000	$215,773
Exelon Corp., Bonds	5.625%	6/15/35	240,000	251,804
FirstEnergy Corp., Notes	7.375%	11/15/31	4,720,000	5,395,314
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	430,000	431,463
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,290,000	1,254,706
Pacific Gas & Electric Co., Senior Notes	5.625%	11/30/17	480,000	549,273

TOTAL UTILITIES				8,098,333

TOTAL CORPORATE BONDS & NOTES (Cost - $112,201,910)				112,199,538

MUNICIPAL BONDS - 2.5%
Arizona - 0.0%
Arizona State Board of Regents University System Revenue	5.000%	7/1/43	20,000	21,065

California - 0.3%
California State, GO	5.000%	11/1/43	250,000	262,165
California State, GO, Various Purpose	5.000%	4/1/42	60,000	62,567

Total California				324,732

Connecticut - 0.0%
Connecticut State, GO	5.000%	7/15/24	20,000	23,430

New Jersey - 1.5%
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	1,790,000	1,872,000
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/42	50,000	51,477
New Jersey State Turnpike Authority Revenue	5.000%	1/1/43	30,000	31,188

Total New Jersey				1,954,665

New York - 0.6%
New York, NY, GO	5.000%	8/1/25	90,000	102,929
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/27	300,000	337,914
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/27	40,000	45,177
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	11/1/42	200,000	212,176
New York Liberty Development Corp., Liberty Revenue, 1 WTC Port Authority Constructions	5.000%	12/15/41	40,000	41,417
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution	5.000%	6/15/47	20,000	20,827
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/47	20,000	20,865

Total New York				781,305

Ohio - 0.1%
Ohio State Turnpike Commission Revenue, Junior Lien-Infrastructure Projects	5.000%	2/15/48	90,000	91,701

TOTAL MUNICIPAL BONDS (Cost - $3,054,887)				3,196,898

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.5%
U.S. Government Obligations - 5.5%
U.S. Treasury Bonds	3.625%	8/15/43	1,220,000	1,220,381

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - 5.5% (continued)
U.S. Treasury Notes	1.500%	8/31/18	$610,000	$613,384
U.S. Treasury Notes	1.500%	12/31/18	560,000	560,415
U.S. Treasury Notes	2.750%	11/15/23	4,545,000	4,578,378

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $6,889,625)				6,972,558

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $122,146,422)				122,368,994

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
State Street Bank & Trust Co. repurchase agreement dated 1/31/14; Proceeds at maturity - $1,612,000; (Fully collateralized by U.S. Government Obligations, 5.500% due 8/15/28; Market Value - $1,648,977) (Cost - $1,612,000)	0.000%	2/3/14	$1,612,000	1,612,000

TOTAL INVESTMENTS - 98.0% (Cost - $123,758,422#)				123,980,994
Other Assets in Excess of Liabilities - 2.0%				2,519,154

TOTAL NET ASSETS - 100.0%				$126,500,148

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of January 31, 2014.

(c)	Value is less than $1.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO	— General Obligation

TFA	— Transitional Finance Authority

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$112,199,538	$0	*	$112,199,538
Municipal bonds	—	3,196,898	—		3,196,898
U.S. government & agency obligations	—	6,972,558	—		6,972,558

Total long-term investments	—	$122,368,994	$0	*	$122,368,994

Short-term investments†	—	1,612,000	—		1,612,000

Total investments	—	$123,980,994	$0	*	$123,980,994

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$79,612	—	—		$79,612

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase

Notes to Schedule of Investments (unaudited) (continued)

transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,131,853
Gross unrealized depreciation	(2,909,281)

Net unrealized appreciation	$222,572

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	489	3/14	$61,484,786	$61,491,750	$(6,964)
U.S. Treasury 30-Year Bonds	19	3/14	2,465,633	2,538,281	(72,648)

Net unrealized loss on open futures contracts					$(79,612)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

Futures Contracts
Primary Underlying Risk	Unrealized Depreciation
Interest Rate Risk	$(79,612)

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy) †	$21,858,512
Futures contracts (to sell)	80,072,879

†	At January 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014